MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


        Collection Period Ending                            DECEMBER 31, 1998
        Determination Date                                   JANUARY 8, 1999
        Distribution Date                                   JANUARY 15, 1999

                                                                   ------
        Class A Accumulation Period ("Y" or "N")?                    N
                                                                   ------
                                                                   ------
        Class B Accumulation Period ("Y" or "N")?                    N
                                                                   ------
                                                                   ------
        Early Amortization Period ("Y" or "N")?                      N
                                                                   ------
                                                                   ------
        Class B Investor Amount paid in full ("Y" or "N")?           N
                                                                   ------


        MASTER TRUST INFORMATION

        Receivables

        1.    The aggregate amount of Receivables less all Receivables
              in Charged-Off Accounts as of the end of the last day of
              the Collection Period was equal to:                                             $    1,796,455,569.62

        2.    The aggregate amount of Principal Receivables as of the
              end of the last day of the Collection Period (not including
              reduction for Discount Receivables) was equal to:                               $    1,749,344,250.98

        3.    The average Discount Percentage for the Collection Period:                                       2.00%

        4.    The aggregate amount of Discount Option Receivables as of
              the end of the last day of the Collection Period was equal to:                  $       35,237,457.21

        5.    The aggregate amount of Principal Receivables as of the
              end of the last day of the Collection Period (including
              reduction for Discount Receivables) was equal to:                               $    1,714,357,365.96

        6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
              increase for Discount Receivables) was equal to:                                $       46,860,746.45

        7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
              increase for Discount Receivables) was equal to:                                $       82,098,203.66

        8.    The average amount of Receivables for the Collection
              Period was equal to:
              a. Average Principal Receivables                                                $    1,686,384,233.44
              b. Average Total Receivables                                                    $    1,768,533,861.40

        9.    The Transferor Amount as of the end of the last day of the
               Collection Period:                                                             $        9,357,365.96

        10.   Minimum Transferor Amount required as of end of last day of Collection Period:  $                0.00

        11.   The aggregate amount of Principal Charge-Offs for the
              Collection Period was equal to:                                                 $       16,354,546.05

        12.   The aggregate amount of Finance Charge Charge-Offs
              for the Collection Period was equal to:                                         $        3,165,917.47

        13.   The Excess Funding Account Balance as of the end of the
              last day of the Collection Period                                               $                0.00


        Collections

        14.   The aggregate amount of Principal Collections for the
              Collection Period was equal to:
              a.)  Collection of Principal Receivables:                                       $      115,703,339.73
              b.)  Recoveries:                                                                         2,073,197.64
              c.)  Discount Receivable Collections:                                           $       (2,314,066.79)
                                                                                              ---------------------
              d.) Total Principal Receivable Collections:                                     $      115,462,470.58


        15.   The aggregate amount of Finance Charge Collections for the
              Collection Period was equal to:
              a.)  Collection of Finance Charge Receivables                                   $       34,590,408.91
              b.)  Interchange Amount                                                         $        2,616,397.88
              c.)  Discount Receivable Collections                                            $        2,314,066.79
                                                                                              ---------------------
              d.)  Total Finance Charge Receivable Collections                                $       39,520,873.58

        16.   The aggregate amount of interest earnings (net of losses
              and investment expenses) on the Excess Funding
              Account for the Collection Period:                                              $                0.00

        17.   The aggregate amount of Collections processed for the
              Collection Period:                                                              $      154,983,344.16

        Invested Amounts

        18.   The 1997-1 Net Investment at the end of the last day of the
              Collection Period was equal to:
              a. Class A-1 Invested Amount                                                    $      100,000,000.00
              b. Class A-2 Invested Amount                                                    $      105,000,000.00
                                                                                              ---------------------
              c. Total                                                                        $      205,000,000.00

        19.   The average amount of the 1997-1 Net Investment for the
              Collection Period was equal to:
              a. Class A-1 Invested Amount                                                    $      100,000,000.00
              b. Class A-2 Invested Amount                                                    $       49,516,129.03
                                                                                              ---------------------
              c. Total                                                                        $      149,516,129.03

        20.   The 1997-2 Net Investment at the end of the last day of the
              Collection Period was equal to:
              a.  Class A                                                                     $      603,000,000.00
              b.  Class B                                                                     $      135,000,000.00
              c.  Collateral Indebtedness Interest                                            $       63,000,000.00
              d.  Class D                                                                     $       99,000,000.00
                                                                                              ---------------------
              e.  Total                                                                       $      900,000,000.00

        21.   The average amount of the 1997-2 Net Investment for the
              Collection Period was equal to:
              a.  Class A                                                                     $      603,000,000.00
              b.  Class B                                                                     $      135,000,000.00
              c.  Collateral Indebtedness Interest                                            $       63,000,000.00
              d.  Class D                                                                     $       99,000,000.00
                                                                                              ---------------------
              e.  Total                                                                       $      900,000,000.00


        22.   The 1998-1 Net Investment at the end of the last day of the
              Collection Period was equal to:
              a.  Class A                                                                     $      402,000,000.00
              b.  Class B                                                                     $       90,000,000.00
              c.  Collateralized Trust Obligations                                            $       48,000,000.00
              d.  Class D                                                                     $       60,000,000.00
                                                                                              ---------------------
              e.  Total                                                                       $      600,000,000.00

        23.   The average amount of the 1998-1 Net Investment for the
              Collection Period was equal to:
              a.  Class A                                                                     $      402,000,000.00
              b.  Class B                                                                     $       90,000,000.00
              c.  Collateralized Trust Obligations                                            $       48,000,000.00
              d.  Class D                                                                     $       60,000,000.00
                                                                                              ---------------------
              e.  Total                                                                       $      600,000,000.00

        24.   The aggregate Invested Amount across all series of Investor
              Certificates outstanding as of the end of the last day of the
              Collection Period:                                                              $    1,705,000,000.00

        Series 1998-1 Allocation Percentages

        25.   The Fixed Allocation Percentage with respect to the Collection Period:
                             a.  Class A                                                      %                0.00%
                             b.  Class B                                                      %                0.00%
                             c.  Collateralized Trust Obligations                             %                0.00%
                             d.  Class D                                                      %                0.00%
                                                                                              ---------------------
                             e.  Series 1998-1 Total                                                           0.00%

        26.   The Floating Allocation Percentage with respect to the Collection Period:
                             a.  Class A                                                      %               24.22%
                             b.  Class B                                                      %                5.42%
                             c.  Collateralized Trust Obligations                             %                2.89%
                             d.  Class D                                                      %                3.62%
                                                                                              ---------------------
                             e.  Series 1998-1 Total                                                          36.15%

        Allocation of Collections

        27.   The Series 1998-1 allocation of Collections of Principal
              Receivables for the Collection Period:
                             a.  Class A                                                      $       27,965,762.50
                             b.  Class B                                                      $        6,260,991.61
                             c.  Collateralized Trust Obligations                             $        3,339,195.52
                             d.  Class D                                                      $        4,173,994.40
                                                                                              ---------------------
                             e.  Series 1998-1 Total                                          $       41,739,944.04


        28.   The Series 1998-1 allocation of Collections of Finance
              Charge Receivables for the Collection Period:
                             a.  Class A                                                      $        9,572,213.02
                             b.  Class B                                                      $        2,143,032.77
                             c.  Collateralized Trust Obligations                             $        1,142,950.81
                             d.  Class D                                                      $        1,428,688.51
                                                                                              ---------------------
                             e.  Series 1998-1 Total                                          $       14,286,885.11

        Portfolio Yield and Delinquencies

        29.   The Portfolio Yield for the  Collection Period:                                 %               16.21%

        30.   The 3-month average Portfolio Yield for the three most recent
              Collection Periods:                                                             %              N/A

        31.   The Base Rate for the Collection Period:                                        %                8.19%

        32.   The 3-month average Base Rate for the three most recent
              Collection Periods:                                                             %              N/A

        33.   The 3-month average Portfolio Adjusted Yield:                                   %              N/A

        34.   The amount of Shared Excess Finance Charge Collections
              allocable to Series 1998-1 with respect to any Finance Charge
              Shortfall in such Series for the Collection Period:                             $                0.00

        35.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
              (a) Delinquent 31 to 60 days                                                            47,025,247.32
              (b) Delinquent 61 to 90 days                                                            32,621,025.37
              (c) Delinquent 91 days or more                                                          68,349,189.28

        Determination of Monthly Interest

        36.   Class A Monthly Interest:
                             a.  Class A Monthly Interest                                     $        2,054,661.87
                             b.  Funds allocated and available to pay Class A
                                  Monthly Interest for the Collection Period (4.3a)           $        9,572,213.02
                             c.  Class A Interest Shortfall (b less a)                        $                0.00
                             d.  Class A Additional Interest                                  $                0.00

        37.   Class B Monthly Interest:
                             a.  Class B Monthly Interest                                     $          525,873.93
                             b.  Funds allocated and available to pay Class B
                                  Monthly Interest for the Collection Period (4.3b)           $        2,143,032.77
                             c.  Class B Interest Shortfall (b less a)                        $                0.00
                             d.  Class B Additional Interest                                  $                0.00

        38.   CTO Monthly Interest and Class D Monthly Interest:
                             a.  CTO/Class D Monthly Interest                                 $          618,132.04
                             b.  Funds allocated and available to pay CTO/
                                  Class D Monthly Interest for the Collection Period          $        2,571,639.32
                             c.  CTO/Class D Interest Shortfall (b less a)                    $                0.00
                             d.  CTO/Class D Additional Interest                              $                0.00

        Determination of Monthly Principal

        39.   Class A Monthly Principal (pursuant to section 4.4a):
                         (X).a.  Available Principal Collections on deposit in the
                                 Collection Account and available for distribution:           $                0.00
                         (Y).a.  Controlled Accumulation Amount                               $                0.00
                             b.  Deficit Controlled Accumulation Amount                                        0.00
                                                                                              ---------------------
                             c.  Controlled Deposit Amount (sum a + b)                                         0.00
                         (Z).a.  Class A Invested Amount                                      $      402,000,000.00
              Class A Monthly Principal (the least of x,y,z)                                  $                0.00

        40.   Class B Monthly Principal (pursuant to section 4.4b)
              (distributable only after payout of Class A)
                         (X).a.  Available Principal Collections on deposit in the
                                 Collection Account and available for distribution:           $                0.00
                         (Y).a.  Controlled Accumulation Amount                               $                0.00
                             b.  Deficit Controlled Accumulation Amount                       $                0.00
                                                                                              ---------------------
                             c.  Controlled Deposit Amount (sum a + b)                        $                0.00
                         (Z).a.  Class B Invested Amount                                      $       90,000,000.00
              Class B Monthly Principal (the least of x,y,z)                                  $                0.00

        41.   CTO Monthly Principal
                             a.  pursuant to 4.4c (i) prior to occurrence of
                                 Early Amortization or payment in full of the
                                 Class B Investor Amount (optional)                           $                0.00
                             b.  pursuant to 4.4c (ii) prior to occurrence of
                                 Early Amortization or payment in full of the
                                 Class B Investor Amount                                      $                0.00

        Available Funds

        42.   Class A Available Funds
                             a.  Class A Finance Charge allocation                            $        9,572,213.02
                             b.  Prior to Class B Principal Commencement Date, the
                                 amount of Principal Funding Investment Proceeds for
                                 such prior Collection Period                                 $                0.00
                             c.  Any amount of Reserve Account withdrawn and
                                included in Class A Available Funds (section 4.14d)           $                0.00
                             d.  Class A Available Funds (sum a-c)                            $        9,572,213.02

        43.   Class B Available Funds
                             a.  Class B Finance Charge allocation                            $        2,143,032.77
                             b.  On or After Class B Principal Commencement Date, the
                                 amount of Principal Funding Investment Proceeds for
                                 such prior Collection Period                                 $                0.00
                             c.  Any amount of Reserve Account withdrawn and
                                included in Class B Available Funds (section 4.14d)           $                0.00
                             d.  Class B Available Funds (sum a-c)                            $        2,143,032.77

        44.   CTO Available Funds:
                             a.  CTO Finance Charge allocation                                $        1,142,950.81

        45.   Class D Available Funds
                             a.  Class D Finance Charge allocation                            $        1,428,688.51


        Reallocated Principal Collections

        46.   Class D Subordinated Principal Collections (to the extent                       $                0.00
              needed to fund Required Amounts)

        47.   CTO Subordinated Principal Collections (to the extent                           $                0.00
              needed to fund Required Amounts)

        48.   Class B Subordinated Principal Collections (to the extent                       $                0.00
              needed to fund Required Amounts)

        49.   Total Reallocated Principal Collections                                         $                0.00


        Investor Default Amounts

        50.   Class A Investor Default Amount                                                 $        3,961,177.59


        51.   Class B Investor Default Amount                                                 $          886,830.80


        52.   CTO Investor Default Amount                                                     $          472,976.43


        53.   Class D Investor Default Amount                                                 $          591,220.54


        54.   Aggregate Investor Default Amount                                               $        5,912,205.36


        Allocable Amounts for Series 1998-1

        55.   The Allocable Amount for Series 1998-1 as of the end of the
              Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
                   Class A                                                                    $        4,735,915.77
                   Class B                                                                    $        1,060,279.65
                   CTO                                                                        $          565,482.48
                   Class D                                                                    $          706,853.10
                                                                                              ---------------------
              Aggregate Allocable Amount                                                      $        7,068,531.01


        Required Amounts for Series 1998-1

        56.   Class A Required Amount (section 4.5a)
                         (a)   i.  Class A Monthly Interest for current Distribution
                                   Date                                                       $        2,054,661.87
                              ii.   Class A Monthly Interest previously due but not
                                   paid                                                       $                0.00
                             iii.   Class A Additional Interest for prior Collection Period
                                   or previously due but not paid                             $                0.00
                             iv.   Class A Allocable Amount                                   $        4,735,915.77
                              v.    Class A Servicing Fee, including previously due but
                                    not paid (if FNANB is no longer Servicer)                 $                0.00
                         (b)       Class A Available Funds                                    $        9,572,213.02
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                                   Class A Required Amount (sum of a-f minus g)               $                0.00

        57.   Class B Required Amount (section 4.5b)
                         (x)   i.  Class B Monthly Interest for current Distribution
                                   Date                                                       $          525,873.93
                              ii.   Class B Monthly Interest previously due but not
                                   paid                                                       $                0.00
                             iii.   Class B Additional Interest for prior Collection Period
                                   or previously due but not paid                             $                0.00
                             iv.    Class B Servicing Fee, including previously due but
                                    not paid (if FNANB is no longer Servicer)                 $                0.00
                                   Class B Available Funds                                    $        2,143,032.77
                         (y)       Excess of Class B Allocable Amount over
                                   funds available to make payments (section 4.8d)            $                0.00
-------------------------------------------------------------------------------------------------------------------
                                   Class B Required Amount ((sum of i-iv) minus Class B       $                0.00
                                   Available funds plus y)

        58.   CTO/Class D Required Amount (section 4.5c)
                         (x) i.  CTO/Class D Monthly Interest for current
                                 Distribution date                                            $          618,132.04
                             ii.  CTO/Class D Monthly Interest previously
                                 due but not paid                                             $                0.00
                             iii.  CTO/Class D Additional Interest for prior
                                 Collection Period or previously due but not paid             $                0.00
                             iv.  CTO/Class D Servicing Fee, including previously due
                                 but not paid (if FNANB is no longer Servicer)                $                0.00
                                 CTO/Class D Available Funds                                  $        2,571,639.32
                         (y)     Excess of CTO/Class D Allocable Amount
                                 amount over funds available to make payments                 $                0.00
                                 CTO/Class D Required Amount ((sum of i-iv minus
                                 CTO/Class D Available Funds plus y)                          $                0.00

        Investor Charge-Offs

        59.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
              Amount and Class D Invested Amount
                             a.  Class A                                                      $                0.00
                             b.  Class B                                                      $                0.00
                             c.  CTO                                                          $                0.00
                             d.  Class D                                                      $                0.00

        60.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
              Invested Amount
                             a.  Class B                                                      $                0.00
                             b.  CTO                                                          $                0.00
                             c.  Class D                                                      $                0.00

        61.   The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
                             a.  CTO                                                          $                0.00
                             b.  Class D                                                      $                0.00

        Servicing Fee

        62.   Class A Servicing Fee for the Collection Period                                 $          670,000.00

        63.   Class B Servicing Fee for the Collection Period                                 $          150,000.00

        64.   CTO Servicing Fee for the Collection Period                                     $           80,000.00

        65.   Class D Servicing Fee for the Collection Period                                 $          100,000.00

        Enhancement
                    (18% of total Invested Amount)
        66.   Required Enhancement Amount
                             a. Invested Amount as of the last day of the Collection
                                 Period                                                       $      600,000,000.00
                             b.  Required Enhancement Amount (line a times 18%)               $      108,000,000.00

        67.   Enhancement Surplus
                             a.  Amount on Deposit in the Cash Collateral Account             $                0.00
                             b.  CTO Invested Amount                                          $       48,000,000.00
                             c.  Class D Invested Amount                                      $       60,000,000.00
                             d.  Required Enhancement Amount                                  $      108,000,000.00
                             e.  Enhancement Surplus ((sum of a:c) less d)                    $                0.00
                             f.   Enhancement deficiency, deposit excess Finance
                                  Charge to Cash Collateral Account                           $                0.00

        Reserve Account

        68.   Lowest historical 3-month Portfolio Adjusted Yield
              (must be > 4%, or line 69 will adjust accordingly)                              %              N/A

        69.   Reserve Account Funding Date (based on line 68)                                         8/15/01

        70.   Required Reserve Account Amount (after the Reserve Account
              Funding Date, 0.5% times the Class A Adjusted Investor Amount)                  $                0.00

        71.   Available Reserve Account Amount
                             a.  Amount of deposit in the Reserve Account on the
                                  Distribution Date                                           $                0.00
                             b.  Required Reserve Account Amount                              $                0.00
                                                                                              ---------------------
                             c.  Available Reserve Account Amount                             $                0.00

        Principal Funding Account

        72.   Principal Funding Account Balance as of prior Distribution Date                 $                0.00

        73.   Deposit to the Principal Funding Account on the current
              Distribution Date                                                               $                0.00

        74.   Withdrawal from the Principal Funding Account on the current
              Distribution Date                                                               $                0.00

        75.   Principal Funding Account Balance as of the current
              Distribution Date                                                               $                0.00

        76. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

        Certificate LIBOR Determination

        77.   Certificate LIBOR Determination date for the Collection Period                         12/15/98

        78.   Certificate LIBOR rate for the Collection Period                                %                5.53547%

        79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

             IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of JANUARY, 1999.

             FIRST NORTH AMERICAN NATIONAL BANK,
             as Servicer


              By     ____________________________________
              Name:  Philip J. Dunn
              Title: Vice President & Assistant Secretary